Exhibit 10-m-18

AMENDMENT AGREEMENT NO. 4

dated as of October 29, 2013

between

Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC
(formerly known as Meritor Heavy Vehicle Braking Systems (USA), Inc.)
Meritor Heavy Vehicle Systems, LLC and
Meritor Aftermarket USA, LLC (formerly known as Arvinmeritor Mascot, LLC)
as Sellers

and

Viking Asset Purchaser No. 7 IC
an incorporated cell of Viking Global Finance ICC
as Purchaser

and

Citicorp Trustee Company Limited
as Programme Trustee

(the “Amendment Agreement”)

Exhibit 10-m-18

1.	BACKGROUND AND DEFINITIONS

1.1
The parties hereto have entered into a receivables purchase agreement dated 29 October 2010 between Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC (formerly known as Meritor Heavy Vehicle Braking Systems (USA), Inc.), Meritor Heavy Vehicle Systems, LLC and Arvinmeritor Mascot, LLC (now known as Meritor Aftermarket USA, LLC) as Sellers, Viking Asset Purchaser No. 7 IC, an incorporated cell of Viking Global Finance ICC, as Purchaser and Citicorp Trustee Company Limited as Programme Trustee as amended by an amendment agreement no. 1 dated 28 June 2011, an amendment agreement no. 2 dated 28 September 2011, an amendment agreement no. 3 dated 28 September 2012 and as amended, restated and/or supplemented from time to time (the “Receivables Purchase Agreement”).

1.2	The parties now wish to amend the Receivables Purchase Agreement in accordance with the provisions set out herein.

1.3	Capitalised terms shall, unless the context otherwise requires, have the meaning given to them in the Receivables Purchase Agreement.

2.	AMENDMENTS

2.1	The parties hereto agree that with effect as of October 29, 2013 the following amendments shall be made to the Receivables Purchase Agreement:

2.1.1	In the first line of the definition of “Termination Event” in Clause (a) of the Receivables Purchase Agreement “three (3)” shall be amended to “four (4)”.

3.	MISCELLANEOUS

3.1	For the avoidance of doubt, the Receivables Purchase Agreement shall remain in full force and effect and the provisions set out in this Amendment Agreement shall only take effect as specified herein.

3.2	This Amendment Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

3.3	Clause 20 (GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL) of the Receivables Purchase Agreement shall be incorporated in and form part of this Amendment Agreement mutatis mutandis.

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Exhibit 10-m-18

IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified in Clause 2.1 above.

For and behalf of
Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC
(formerly known as Meritor Heavy Vehicle Braking Systems (USA), Inc.)

/s/ Carl Anderson

Name:	Carl Anderson

Title:	Vice-President and Treasurer

For and on behalf of
Meritor Heavy Vehicle Systems, LLC
/s/ Carl Anderson

Name:	Carl Anderson

Title:	Vice-President and Treasurer

For and behalf of
Meritor Aftermarket USA, LLC (formerly known as Arvinmeritor Mascot, LLC)
/s/ Carl Anderson

Name:	Carl Anderson

Title:	Vice-President and Treasurer

For and behalf of
Viking Asset Purchaser No. 7 IC
/s/ Martin Sabey
Name: Martin Sabey
Title: Director

Exhibit 10-m-18

For and behalf of
Citicorp Trustee Company Limited
/s/ David Mares
Name: David Mares
Title: Director